UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549





                             FORM 8-K




                          Current Report



        PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
                       EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) November 17, 2003



                     MDU Resources Group, Inc.
      (Exact name of registrant as specified in its charter)



        Delaware                 1-3480            41-0423660
(State or other jurisdiction  (Commission       (I.R.S. Employer
    of incorporation)          File Number)    Identification No.)







                        Schuchart Building
                      918 East Divide Avenue
                           P.O. Box 5650
                 Bismarck, North Dakota 58506-5650
             (Address of principal executive offices)
                            (Zip Code)

 Registrant's telephone number, including area code (701) 222-7900



Item 5.  Other Events.

     MDU Resources Group, Inc.'s press release regarding an alliance formed with Basin Electric Power Cooperative to evaluate potential utility opportunities presented by NorthWestern Corporation's bankruptcy filing is attached to this Form 8-K as Exhibit 99 and incorporated herein by reference.


                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            MDU RESOURCES GROUP, INC.

Date November 18, 2003      BY  /s/ Warren L. Robinson
                                Warren L. Robinson
                                Executive Vice President, Treasurer
                                and Chief Financial Officer


                           EXHIBIT INDEX

Exhibit Number                    Description of Exhibit

      99 Press release issued November 17, 2003, regarding an alliance formed with Basin Electric Power Cooperative to evaluate potential utility opportunities presented by NorthWestern Corporation's bankruptcy filing.